                                                                Exhibit 23(p)(1)
                                                                ----------------

[LEGG MASON LOGO]




                                  LEGG MASON
                                     FUNDS
                                 CODE OF ETHICS

                             Dated:  April 1, 2000


-------------------
(U:Groups\Compliance\IAContracts\Current Contracts\Code of Ethics\Word Version of 2000 Code)

                               TABLE OF CONTENTS

     Topic                                                                  Page
     -----                                                                  ----
I.   Introduction                                                              1

     A.   Individuals and Entities Covered by the Code                         1

     B.   Fiduciary Duty                                                       1

          1.   The Funds Come First                                            1
          2.   Avoid Taking Advantage                                          1
          3.   Comply with the Code                                            1

     C.   Application of the Code to Independent Fund Directors                1

II.  Personal Securities Transactions                                          2

     A.   Preclearance Requirements for Access Persons                         2

          1.   General Requirement                                             2
          2.   Trade Authorization Request Forms                               2
          3.   Review of Form                                                  2
          4.   Length of Trade Authorization Approval                          3
          5.   No Explanation Required for Refusals                            3

     B.   Execution of Personal Securities Transactions                        3

     C.   Prohibited Transactions                                              3

          1.   Always Prohibited Securities Transactions                       3

               a.   Inside Information                                         3
               b.   Market Manipulation                                        4
               c.   Others                                                     4

          2.   Generally Prohibited Securities Transactions                    4

               a.   Initial Public Offerings
                    (Investment Personnel only)                                4
               b.   One Day Blackout
                    (all Access Persons)                                       4

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
               c.   Seven-Day Blackout
                    (Portfolio Managers only)                                  4
               d.   60-Day Blackout (Investment
                    Personnel only)                                            4
               e.   Private Placements (Investment
                    Personnel only)                                            5

     D.   Exemptions                                                           5

          1.   Exemptions from Preclearance and Treatment as
               a Prohibited Transaction                                        5

               a.   Mutual Funds                                               5
               b.   No Knowledge                                               5
               c.   Legg Mason, Inc. Stock                                     6
               d.   Certain Corporate Actions                                  6
               e.   Systematic Investment Plans                                6
               f.   Option-Related Activity                                    6
               g.   Commodities, Futures, and Options
                    on Futures                                                 6
               h.   Rights                                                     6
               i.   Miscellaneous                                              6

          2.        Exemption from Treatment as a Prohibited Transaction       7

               a.   Employer of Access Person Does
                    Not Make Investment Decisions
                    For the Relevant Fund                                      7

               b.   De Minimis Transactions                                    7

                    i.   Equity Securities                                     7
                    ii.  Fixed Income Securities                               7

               c.   Options on Broad-Based Indices                             7

     E.   Reporting Requirements                                               8

          1.   Initial and Periodic Disclosure of Personal Holdings
               by Access Persons                                               8
          2.   Transaction and Periodic Statement Reporting
               Requirements                                                    8
          3.   Independent Fund Directors                                      8

                                                                            Page
                                                                            ----
          4.   Disclaimers                                                     9
          5.   Availability of Reports                                         9

III. Fiduciary Duties                                                          9

     A.   Confidentiality                                                      9

     B.   Gifts                                                                9

          1.   Accepting Gifts                                                 9
          2.   Solicitation of Gifts                                          10
          3.   Giving Gifts                                                   10

     C.   Corporate Opportunities                                             10

     D.   Undue Influence                                                     10

     E.   Service as a Director                                               10

IV.  Compliance with the Code of Ethics                                       11

     A.   Code of Ethics Review Committee                                     11

          1.   Membership, Voting and Quorum                                  11
          2.   Investigating Violations of the Code                           11
          3.   Annual Reports                                                 11

     B.   Remedies                                                            12

          1.   Sanctions                                                      12
          2.   Sole Authority                                                 12
          3.   Review                                                         12

     C.   Exceptions to the Code                                              12

     D.   Inquiries Regarding the Code                                        13

V.   Definitions                                                              13

     "Access Person"                                                          13
     "Appropriate Compliance Department"                                      13
     "Batterymarch"                                                           14
     "Beneficial Interest"                                                    14
     "Brandywine"                                                             14

                                                                            Page
                                                                            ----
     "Code"                                                                   15
     "Equivalent Security"                                                    15
     "Fund Adviser"                                                           15
     "Gray Seifert"                                                           15
     "Immediate Family"                                                       15
     "Independent Fund Director"                                              15
     "Investment Personnel" and "Investment Person"                           15
     "Legal and Compliance Department"                                        15
     "Legg Mason Fund" and "Fund"                                             16
     "Lombard Odier"                                                          16
     "Portfolio Manager"                                                      16
     "Preclearance Officer"                                                   16
     "Securities Transaction"                                                 16
     "Security"                                                               16
     "Western Asset"                                                          16
     "Western Asset Limited"                                                  16

VI.  Appendices to the Code                                                   16

     Appendix 1  -  Contact Persons and List of Legg Mason Funds              i
     Appendix 2  -  Acknowledgement of Receipt of Code of Ethics
                    and Personal Holdings Report                              iii
     Appendix 3  -  Trade Authorization Request for Access Persons            v
     Appendix 4  -  Certification of Access Person's Designee                 vi
     Appendix 5  -  Acknowledgement of Receipt of Code of Ethics
                    (Independent Fund Directors)                              vii
     Appendix 6  -  Form Letter to Broker, Dealer or Bank                     viii
     Appendix 7  -  Certification of No Beneficial Interest                   ix

I.   INTRODUCTION
     ------------

     A.  Individuals and Entities Covered by the Code.  Unless the use of
         --------------------------------------------
another Code of Ethics has been approved in writing by the Legal and Compliance Department, all Access Persons/1/ are subject to the provisions of this Code. (See Section I.C. for information regarding the application of the Code to
 ---
Independent Fund Directors).

     B.  Fiduciary Duty.  The Code is based on the principle that Access Persons
         --------------
owe a fiduciary duty to the Legg Mason Funds and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any of the Funds.

     As fiduciaries, Access Persons must at all times comply with the following principles:

          1.   The Funds Come First.  Access Persons must scrupulously avoid
               --------------------
               serving their personal interests ahead of the interests of the Legg Mason Funds. An Access Person may not induce or cause a Fund to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of the Fund. For example, an Access Person would violate this Code by causing a Fund to purchase a Security the Access Person owned for the purpose of increasing the price of that Security.

          2.   Avoid Taking Advantage.  Access Persons may not use their
               ----------------------
               knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions. Receipt of investment opportunities, perquisites, or gifts from persons seeking business with a Legg Mason Fund or a Fund Adviser could call into question the exercise of an Access Person's independent judgment.

          3.   Comply With the Code.  Doubtful situations should be resolved in
               ---------------------
               favor of the Legg Mason Funds. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties.

     C.  Application of the Code to Independent Fund Directors.  This Code
         -----------------------------------------------------
applies to Independent Fund Directors and requires Independent Fund Directors to report certain Securities Transactions in which they have a Beneficial Interest to the Legal and Compliance Department in accordance with Section II.E.4. However, provisions of the Code requiring preclearance of trades (Section II.A.), execution of personal trades through Legg Mason (Section II.B.), prohibited transactions (Section II.C.), disclosure of personal holdings,


-------------------
/1/ Capitalized words are defined in Section V (Definitions).

transactions and accounts (Sections II.E.1, and 2), receipt of gifts (Section III.B.), and restrictions on serving as a director of a publicly-traded company (Section III.E.) do not apply to Independent Fund Directors.

II.  PERSONAL SECURITIES TRANSACTIONS
     --------------------------------

     A.  Preclearance Requirements for Access Persons.
         ---------------------------------------------

          1.   General Requirement.  Except for the transactions specified in
               -------------------
               Section II.D.1, any Securities Transaction in which an Access Person has or acquires a Beneficial Interest must be precleared with a Preclearance Officer.

          2.   Trade Authorization Request Forms.  Prior to entering an order
               ---------------------------------
               for a Securities Transaction that requires preclearance, the Access Person must complete a Trade Authorization Request form (Appendix 3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

               In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade
               Authorization Request form and the Certification of Access
                                          ---
               Person's Designee (Appendix 4) and submit both forms to a
               Preclearance Officer.

               Proposed Securities Transactions of a Preclearance Officer that require preclearance must be submitted to another Preclearance Officer.

          3.   Review of Form.  After receiving a completed Trade Authorization
               --------------
               Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions by any relevant Fund, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should keep one copy of the completed form for the Appropriate Compliance Department and provide one copy to the Access Person seeking authorization.

               No order for a securities transaction for which preclearance authorization is required may be placed prior to the receipt of written authorization of the transaction by a preclearance
               -------
               officer.  Verbal approvals are not permitted.

          4.   Length of Trade Authorization Approval.  The authorization
               --------------------------------------
               provided by a Preclearance Officer is effective until the earlier of (1) its revocation, (2) the close of business on the trading day after the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

          5.   No Explanation Required for Refusals.  In some cases, a
               ------------------------------------
               Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

     B.  Execution of Personal Securities Transactions.  Unless an exception is
         ---------------------------------------------
provided in writing by the Legal and Compliance Department, all transactions in Securities subject to the preclearance requirements shall be executed through Legg Mason Wood Walker, Incorporated. Notwithstanding the foregoing, transactions in Securities subject to the preclearance requirements effected by employees of Batterymarch, Brandywine, Gray Seifert, Lombard Odier, Western Asset, and Western Asset Limited may be executed through any broker, dealer, bank, or mutual fund so long as the requirements of Section II.E.2. (Transaction Reporting Requirements) are met.

     C.  Prohibited Transactions.
         -----------------------

          1.   Always Prohibited Securities Transactions.  The following
               -----------------------------------------
               Securities Transactions are prohibited and will not be authorized under any circumstances:

               a.   Inside Information.  Any transaction in a Security by an
                    ------------------
                    individual who possesses material nonpublic information regarding the Security or the issuer of the Security;

               b.   Market Manipulation.  Transactions intended to raise, lower,
                    -------------------
                    or maintain the price of any Security or to create a false appearance of active trading;

               c.   Others.  Any other transaction deemed by the Preclearance
                    ------
                    Officer to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

          2.   Generally Prohibited Securities Transactions.  Unless exempted by
               --------------------------------------------
               Section II.D, the following Securities Transactions are prohibited and will not be authorized by a Preclearance Officer absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.

               a.   Initial Public Offerings (Investment Personnel only).  Any
                    -----------------------------------------------------
                    purchase of a Security by Investment Personnel in an initial public offering (other than a new offering of a registered open-end investment company);

               b.   One Day Blackout (all Access Persons).  Any purchase or sale
                    -------------------------------------
                    of a Security by an Access Person on any day during which any Fund has a pending buy or sell order, or has effected a buy or sell transaction, in the same Security (or Equivalent Security);

               c.   Seven-Day Blackout (Portfolio Managers only).  Any purchase
                    --------------------------------------------
                    or sale of a Security by a Portfolio Manager within seven calendar days of a purchase or sale of the same Security (or Equivalent Security) by a Fund managed by that Portfolio Manager. For example, if a Fund trades a Security on day one, day eight is the first day the Portfolio Manager may trade that Security for an account in which he or she has a Beneficial Interest;

               d.   60-Day Blackout  (Investment Personnel only).  (1)  Purchase
                    --------------------------------------------
                    of a Security in which an Investment Person thereby acquires a Beneficial Interest within 60 days of a sale of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, and (2) sale of a Security in which an Investment Person has a Beneficial Interest within 60 days of a purchase of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, if, in either case, a Fund held the same Security at any time during the 60 days; unless the Investment Person agrees to give up all profits on the transaction to a charitable organization specified in accordance with Section IV.B.I. Of course, Investment Personnel must place the interests of the Funds first; they may not avoid or delay purchasing or selling a security for a Fund in order to profit personally; and

               e.   Private Placements (Investment Personnel only).  Acquisition
                    ----------------------------------------------
                    of a Beneficial Interest in Securities in a private placement by Investment Personnel is strongly discouraged. A Preclearance Officer will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a Fund and whether the opportunity is being offered to the person by virtue of the person's position as an Investment Person. Investment Personnel who have acquired a Beneficial Interest in Securities in a private placement are required to disclose their Beneficial Interest to the Appropriate Compliance Department. If the Investment Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a Fund, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Portfolio Manager with no personal interest in the issuer.

     D.  Exemptions.
         ----------

          1.   Exemptions from Preclearance and Treatment as a Prohibited
               ----------------------------------------------------------
               Transaction.  The following Securities Transactions are exempt
               ------------
               from the preclearance requirements set forth in Section II.A. and the prohibited transaction restrictions set forth in
               Section II.C.:

               a.   Mutual Funds.  Any purchase or sale of a Security issued by
                    ------------
                    any registered open-end investment companies (including but not limited to the Legg Mason Funds);

               b.   No Knowledge.  Securities Transactions where the Access
                    ------------
                    Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades involving an investment partnership or investment club, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

               c.   Legg Mason, Inc. Stock.  Any purchase or sale of Legg Mason,
                    ----------------------
                    Inc. stock.

               d.   Certain Corporate Actions.  Any acquisition of Securities
                    -------------------------
                    through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

               e.   Systematic Investment Plans.  Any acquisition of a security
                    ---------------------------
                    pursuant to a systematic investment plan that has previously been approved pursuant to the Code. A systematic investment plan is one pursuant to which a prescribed investment will be made automatically on a regular, predetermined basis without affirmative action by the Access Person.

               f.   Options-Related Activity.  Any acquisition or disposition
                    ------------------------
                    of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections II.A. and II.C. are not applicable to the sale of the underlying security.

               g.   Commodities, Futures, and Options on Futures.  Any
                    --------------------------------------------
                    Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures.

               h.   Rights.  Any acquisition of Securities through the exercise
                    ------
                    of rights issued by an issuer pro rata to all holders of a
                                                  --- ----
                    class of its Securities, to the extent the rights were acquired in the issue; and

               i.   Miscellaneous.  Any transaction in the following:  (1)
                    -------------
                    bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Code of Ethics Review Committee on the ground that the risk of abuse is minimal or non-existent.

          2.   Exemption from Treatment as a Prohibited Transaction.  The
               ----------------------------------------------------
               following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in Section II.C. They are not exempt from the preclearance requirements set forth in
               Section II.A:

               a.   Employer of Access Person Does Not Make Investment
                    --------------------------------------------------
                    Decisions For the Relevant Fund.  The prohibitions in
                    -------------------------------
                    Sections II.C.2.b, c, and d are not applicable to any Securities Transaction effected by an Access Person if the employer of the Access Person is not the Fund Adviser that makes investment decisions for the relevant Fund. For example, an employee of Western Asset may effect a Securities Transaction without regard to transactions that are open, executed, or pending for a Fund managed by Batterymarch so long as the Western Asset employee does not have actual knowledge of any open, executed, or pending transactions for the Fund managed by Batterymarch. A Security Transaction effected by an Access Person who has actual knowledge of an open, executed, or pending portfolio transaction by any Fund is not exempt from the prohibitions of Sections II.C.2.b, c, and d. Employees of more than one Fund Adviser must take into account the transactions of Funds managed by each of their employers.

               b.   De Minimis Transactions.  The prohibitions in
                    -----------------------
                    Section II.C.2.b and c are not applicable to the following transactions:

                    i.   Equity Securities.  Any equity Security Transaction,
                         -----------------
                         or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

                    ii.  Fixed-Income Securities.  Any fixed income Security
                         -----------------------
                         Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

               c.   Options on Broad-Based Indices.  The prohibitions in
                    ------------------------------
                    Section II.C.2. b, c, and d are not applicable to any Securities Transaction involving options on certain broad-based indices designated by the Legal and Compliance Department. The broad-based indices designated by the Legal and Compliance Department may be changed from time to time and presently consist of the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap indices.

     E.  Reporting Requirements
         ----------------------

          1.   Initial and Periodic Disclosure of Personal Holdings by Access
               --------------------------------------------------------------
               Persons. Within ten (10) days of being designated as an Access
               -------
               Person and thereafter on an annual basis (during the month of April), an Access Person (except an Independent Fund Director) must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).

          2.   Transaction and Periodic Statement Reporting Requirements.  An
               ---------------------------------------------------------
               Access Person (except an Independent Fund Director) must arrange for the Appropriate Compliance Department to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and periodic statements for each account in which such Access Person has a Beneficial Interest. Unless a written exception is granted by a Preclearance Officer, an Access Person must also arrange for the Appropriate Compliance Department to receive directly from any mutual fund that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest duplicate copies of periodic statements for each account in which such Access Person has a Beneficial Interest. Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

               If an Access Person opens an account at a broker, dealer, bank, or mutual fund that has not previously been disclosed, the Access Person must immediately notify the Appropriate Compliance Department in writing of the existence of the account and make arrangements to comply with the requirements set forth herein.

               If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the Appropriate Compliance Department.

          3.   Independent Fund Directors.  Within ten (10) days of being
               --------------------------
               designated an Independent Fund Director and thereafter on an annual basis, an Independent Fund Director must acknowledge receipt and review of the Code of Ethics on the Acknowledgement of Receipt of Code of Ethics (Appendix 5). Each Independent Fund Director must also report to the Appropriate Compliance Department any Securities Transaction in which the Independent Fund Director has or acquires a Beneficial Interest if the Independent Fund Director knew, or in the ordinary course of fulfilling his or her duty as a director of a Fund should have known, that during the 15-day period immediately preceding or after the date of the transaction such Security (or an Equivalent Security) was or would be purchased or sold by the Fund, or such purchase or sale was or would be considered by the Fund.

          4.   Disclaimers.  Any report of a Securities Transaction for the
               -----------
               benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

          5.   Availability of Reports.  All information supplied pursuant to
               -----------------------
               this Code may be made available for inspection to the Board of Directors of each Fund Adviser employing the Access Person, the Board of Directors of each Legg Mason Fund, the Chairman of the Board and the Vice Chairman of Legg Mason, Inc., the Code of Ethics Review Committee, the Legal and Compliance Department, Preclearance Officers, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any self-regulatory organization of which Legg Mason Wood Walker, Incorporated is a member, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

III. FIDUCIARY DUTIES
     ----------------

     A.  Confidentiality.  Access Persons are prohibited from revealing
         ---------------
information relating to the investment intentions, activities or portfolios of the Funds, except to persons whose responsibilities require knowledge of the information.

     B.  Gifts.  The following provisions on gifts apply to all Investment
         -----
         Personnel.

          1.   Accepting Gifts.  On occasion, because of their position with the
               ---------------
               Legg Mason Funds, Investment Personnel may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of the Legg Mason Funds and the Fund Advisers. Gifts of a nominal value (i.e., gifts whose reasonable
                                                   ----
               value is no more than $100 a year), and customary business meals, entertainment (e.g., sporting events), and promotional items
                              ----
               (e.g., pens, mugs, T-shirts) may be accepted.
               -----

               If an Investment Person receives any gift that might be prohibited under this Code, the Investment Person must immediately inform the Appropriate Compliance Department.

          2.   Solicitation of Gifts.  Investment Personnel may not solicit
               ---------------------
               gifts or gratuities.

          3.   Giving Gifts.  Investment Personnel may not personally give gifts
               ------------
               with an aggregate value in excess of $100 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

     C.  Corporate Opportunities.  Access Persons may not take personal
         -----------------------
advantage of any opportunity properly belonging to any Fund or Fund Adviser. For example, an Investment Person should not acquire a Beneficial Interest in a Security of limited availability without first offering the opportunity to purchase such Security to the Fund Adviser for the relevant Fund.

     D.   Undue Influence.  Access Persons may not cause or attempt to cause
          ---------------
any Fund to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for a Fund, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for the Fund (or, if the Access Person in question is a person with authority to make investment decisions for the Fund, to the Appropriate Compliance Department). The person to whom the Access Person reports the interest, in consultation with the Appropriate Compliance Department, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.

     E.  Service as a Director.  No Investment Person may serve on the board of
         ---------------------
directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Investment Person be isolated, through a Chinese Wall or other procedures, from those making investment decisions related to the issuer on whose board the Investment Person sits.

IV.  COMPLIANCE WITH THE CODE OF ETHICS
     ----------------------------------

     A.  Code of Ethics Review Committee
         -------------------------------

          1.   Membership, Voting and Quorum.  The Code of Ethics Review
               -----------------------------
               Committee is comprised of the individuals identified in Appendix
               1. The Committee shall vote by majority vote with two members serving as a quorum. Vacancies may be filled and, in the case of extended absences or periods of unavailability, alternates may be selected, by a majority vote of the remaining members of the Committee; provided, however, that at least one member of the
                          --------  -------
               Committee shall also be a member of the Legal and Compliance Department.

          2.   Investigating Violations of the Code.  The Appropriate Compliance
               ------------------------------------
               Department is responsible for investigating any suspected violation of the Code and shall report the results of each investigation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code. Any violation of the Code by an Access Person will be reported to the Boards of Directors of the relevant Legg Mason Funds no less frequently than each quarterly meeting.

          3.   Annual Reports.  The Code of Ethics Review Committee will review
               --------------
               the Code at least once a year, in light of legal and business developments and experience in implementing the Code, and will report to the Board of Directors of each Legg Mason Fund:

               a. Summarizing existing procedures concerning personal investing and any changes in the procedures made during the past year;

               b. Identifying any violation requiring significant remedial action during the past year; and

               c. Identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

     B.  Remedies
         --------

          1.   Sanctions.  If the Code of Ethics Review Committee determines
               ---------
               that an Access Person has committed a violation of the Code, the Committee may impose sanctions and take other actions as it deems appropriate, including a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the Securities and Exchange Commission, criminal referral, and termination of the employment of the violator for cause. The Code of Ethics Review Committee may also require the Access Person to reverse the transaction in question and forfeit any profit or absorb any loss associated or derived as a result. The amount of profit shall be calculated by the Code of Ethics Review Committee and shall be forwarded to a charitable organization selected by the Code of Ethics Review Committee. No member of the Code of Ethics Review Committee may review his or her own transaction.

          2.   Sole Authority.  The Code of Ethics Review Committee has sole
               --------------
               authority, subject to the review set forth in Section IV.B.3 below, to determine the remedy for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. Failure to promptly abide by a directive to reverse a trade or forfeit profits may result in the imposition of additional sanctions.

          3.   Review.  Whenever the Code of Ethics Review Committee determines
               ------
               that an Access Person has committed a violation of this Code that merits remedial action, it will report no less frequently than quarterly to the Boards of Directors of the applicable Legg Mason Funds, information relating to the investigation of the violation, including any sanctions imposed. The Boards of Directors of the relevant Legg Mason Funds may modify such sanctions as they deem appropriate. Such Boards shall have access to all information considered by the Code of Ethics Review Committee in relation to the case. The Code of Ethics Review Committee may determine whether or not to delay the imposition of any sanctions pending review by the applicable Board of Directors.

     C.  Exceptions to the Code.  Although exceptions to the Code will rarely,
         ----------------------
if ever, be granted, the Appropriate Compliance Department may grant exceptions to the requirements of the Code on a case by case basis if the Appropriate Compliance Department finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Code of Ethics Review Committee and to any relevant Funds' Board of Directors at their next regularly scheduled meeting after the exception is granted.

     D.  Inquiries Regarding the Code.  The Appropriate Compliance Department
         ----------------------------
will answer any questions about this Code or any other compliance-related matters.

V.   DEFINITIONS
     ------------

     When used in the Code, the following terms have the meanings set forth below:

     "Access Person" means:
      -------------

     (1)  every director or officer of a Legg Mason Fund or a Fund Adviser;

     (2) every employee of a Fund Adviser (or employee of a company in a control relationship with any of the foregoing), who in connection with his or her regular functions, makes, participates in, or obtains information regarding the purchase or sale of a Security by a Fund;

     (3) every natural person in a control relationship with a Legg Mason Fund or a Fund Adviser who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a Security, prior to its dissemination or prior to the execution of all resulting trades;

     (4) any director, officer or employee of Legg Mason Wood Walker, Incorporated who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of Securities for any of the Legg Mason Funds, or whose functions or duties as a part of the ordinary course of his or her business relate to the making of any recommendation to such investment company concerning the purchase or sale of Securities; and

     (5) such other persons as the Legal and Compliance Department shall designate.

     Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal and Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 17j-1(e) (1) promulgated under the Investment Company Act of 1940, as amended.

     "Appropriate Compliance Department" for an employee means the compliance
      ---------------------------------
department of that employee's immediate employer. For dual employees, the compliance department of one employer will be designated as the Appropriate Compliance Department.

     "Batterymarch" means Batterymarch Financial Management, Inc.
      ------------

     "Beneficial Interest" means the opportunity, directly or indirectly,
      -------------------
through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

     An Access Person is deemed to have a Beneficial Interest in the following:

          (1)  any Security owned individually by the Access Person;

          (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, UTMA accounts, partnerships, trusts and controlling interests in corporations); and

          (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

               a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

               b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

     In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person is able to provide the Legal and Compliance Department with satisfactory assurances that the Access Person has no material Beneficial Interest in the Security and exercises no control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 7 (Certification of No Beneficial Interest) in connection with such requests.

     Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Legal and Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and (5) promulgated under the Securities Exchange Act of 1934, as amended.

     "Brandywine" means Brandywine Asset Management, Inc.
      ----------

     "Code" means this Code of Ethics, as amended.
      ----

     "Equivalent Security" means any Security issued by the same entity as the
      -------------------
issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

     "Fund Adviser" means any entity that acts as a manager, adviser or sub-
      ------------
adviser to a Legg Mason Fund, including, but not limited to, Bartlett & Co., Batterymarch Financial Management, Inc., Brandywine Asset Management, Inc., Gray, Seifert & Co., Inc., Legg Mason Capital Management, Inc., Legg Mason Fund Adviser, Inc., LM Institutional Advisors, Inc., LMM LLC, Lombard Odier International Portfolio Management Limited, Western Asset Management Company, and Western Asset Management Company Limited.

     "Gray Seifert" means Gray, Seifert & Co., Inc.
      ------------

     "Immediate Family" of an Access Person means any of the following persons:
      ----------------

          child           grandparent        son-in-law
          stepchild       spouse             daughter-in-law
          grandchild      sibling            brother-in-law
          parent          mother-in-law      sister-in-law
          stepparent      father-in-law

     Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that the Legal and Compliance Department determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

     "Independent Fund Director" means an independent director of a Legg Mason
      -------------------------
Fund.

     "Investment Personnel" and "Investment Person" mean each Portfolio Manager
      --------------------       -----------------
and any Access Person who, in connection with his or her regular functions or duties, provides information and advice to a Portfolio Manager or who helps execute a Portfolio Manager's decisions.

     "Legal and Compliance Department" means the Legal and Compliance Department
      -------------------------------
of Legg Mason Wood Walker, Incorporated and the persons designated in Appendix 1, as such Appendix shall be amended from time to time. See also "Appropriate Compliance Department."

     "Legg Mason Fund" and "Fund" mean an investment company registered under
      ---------------       ----
the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is sponsored by Legg Mason, including, but not limited to, the funds listed in Appendix 1.

     "Lombard Odier" means Lombard Odier International Portfolio Management
      -------------
Limited.

     "Portfolio Manager" means a person who has or shares principal day-to-day
      -----------------
responsibility for managing the portfolio of a Fund.

     "Preclearance Officer" means the person designated as a Preclearance
      --------------------
Officer in Appendix 1 hereof or such person's designee.

     "Securities Transaction" means a purchase or sale of Securities in which an
      ----------------------
Access Person has or acquires a Beneficial Interest.

     "Security" includes stock, notes, bonds, debentures, and other evidences of
      --------
indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

     "Western Asset" means Western Asset Management Company.
      -------------

     "Western Asset Limited" means Western Asset Management Company Limited.
      ---------------------

VI.    APPENDICES TO THE CODE
       ----------------------

  The following appendices are attached to and are a part of the Code:

  Appendix 1.  Contact Persons and List of Legg Mason Funds;
               --------------------------------------------

  Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
               ---------------------------------------------------------
               Holdings Report;
               ---------------

  Appendix 3.  Trade Authorization Request for Access Persons;
               ----------------------------------------------

  Appendix 4.  Certification of Access Person's Designee;
               -----------------------------------------

  Appendix 5.  Acknowledgement of Receipt of Code of Ethics (Independent Fund
               ---------------------------------------------------------------
               Directors);
               ----------

  Appendix 6.  Form Letter to Broker, Dealer, Bank, or Mutual Fund.
               ---------------------------------------------------

  Appendix 7.  Certification of No Beneficial Interest.
               ----------------------------------------

                                   Appendix 1

                 CONTACT PERSONS AND LIST OF LEGG MASON FUNDS

PRECLEARANCE OFFICERS

  Andrew J. Bowden
  Neil P. O'Callaghan
  Suzanne E. Peluso
  Jennifer W. Murphy (Legg Mason Fund Adviser, Inc.)
  Philip E. Sachs (Legg Mason Capital Management, Inc.)
  Ilene S. Harker (Western Asset Management Company)
  Francis X. Tracy (Batterymarch Financial Management, Inc.)
  Thomas A. Steele (Bartlett & Co.)
  Denise Justice (Bartlett & Co.)

DESIGNEES OF PRECLEARANCE OFFICER

  Nancy E. McColgan (Legg Mason Capital Management, Inc.)
  Nancy Dennin (Legg Mason Fund Adviser, Inc.)
  Jean C. Collins (Bartlett & Co.)
  Donna Preishoff (Bartlett & Co.)

LEGAL AND COMPLIANCE DEPARTMENT

  Andrew J. Bowden
  Neil P. O'Callaghan
  Frank R. Walker Jr.

CODE OF ETHICS REVIEW COMMITTEE

  Andrew J. Bowden
  Edward A. Taber, III
  Neil P. O'Callaghan
  Philip E. Sachs
  Jennifer W. Murphy

LEGG MASON FUNDS

  Bartlett Basic Value Fund
  Bartlett Value International Fund
  Batterymarch Emerging Markets Portfolio

  Batterymarch International Equity Portfolio
  Batterymarch U.S. MidCapitalization Equity Portfolio
  Batterymarch U.S. Small Capitalization Equity Portfolio
  Legg Mason American Leading Companies Trust
  Legg Mason Balanced Trust
  Legg Mason Cash Reserve Trust
  Legg Mason Classic Valuation Fund
  Legg Mason Emerging Markets Trust
  Legg Mason Europe Fund
  Legg Mason Financial Services Fund
  Legg Mason Focus Trust
  Legg Mason Global Income Trust
  Legg Mason High Yield Portfolio
  Legg Mason International Equity Trust
  Legg Mason Investment Grade Income Portfolio
  Legg Mason Market Neutral Trust
  Legg Mason Maryland Tax-Free Income Trust
  Legg Mason Opportunity Trust
  Legg Mason Pennsylvania Tax-Free Income Trust
  Legg Mason Special Investment Trust, Inc.
  Legg Mason Tax Exempt Trust, Inc.
  Legg Mason Tax-Free Intermediate-Term Income Trust
  Legg Mason Total Return Trust, Inc.
  Legg Mason U.S. Government Intermediate-Term Portfolio
  Legg Mason U.S. Government Money Market Portfolio
  Legg Mason U.S. Small-Cap Value Trust
  Legg Mason Value Trust, Inc.
  LM Balanced Institutional Portfolio
  LM Value Institutional Portfolio
  LM Special Investment Institutional Portfolio
  LM Total Return Institutional Portfolio
  Western Asset Core Portfolio
  Western Asset Core Plus Portfolio
  Western Asset Enhanced Equity Portfolio
  Western Asset Global Strategic Income Portfolio
  Western Asset Government Money Market Portfolio
  Western Asset High Yield Portfolio
  Western Asset Intermediate Portfolio
  Western Asset Intermediate Plus Portfolio
  Western Asset Money Market Portfolio
  Western Asset Non-U.S. Fixed Income Portfolio

                                   Appendix 2

               ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND
                           PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics dated April 1, 2000 and represent that:

1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with Section II.A. of the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from preclearance under
    Section II.D.1 of the Code.

3. In accordance with Section II.E.2. of the Code of Ethics, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.  I will comply with the Code of Ethics in all other respects.

6. In accordance with Section II.E.1. of the Code, the following is a list of all Securities in which I have a Beneficial Interest:

    /1/ Provide the information requested below for each account that you maintain with a broker, dealer, bank, or mutual fund. Indicate "None" if appropriate.

------------------------------------------------------------------------------------------------------------------------
    NAME OF BROKER, DEALER,
     BANK, OR MUTUAL FUND                               ACCOUNT TITLE                            ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                     (Attach a separate sheet if necessary)

     /2/ Attach the most recent account statement for each account identified above that is not maintained at Legg Mason Wood Walker, Incorporated.
                       ---

     /3/ If you own Beneficial Interests in Securities that are not listed on an
                                                                ---
         attached account statement or in an account maintained at Legg Mason Wood Walker, Incorporated, list them below. Include private equity investments. Indicate "None" if appropriate.

----------------------------------------------------------------------------------------------------------------
NAME OF
BROKER, DEALER,          ACCOUNT         ACCOUNT          NAME OF SECURITY         NUMBER OF
BANK, OR                 TITLE           NUMBER                                    SHARES/PRINCIPAL
MUTUAL FUND                                                                        AMOUNT
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                     (Attach separate sheet if necessary)

7. (Investment Personnel Only) In accordance with Section III.E. of the Code, the following is a list of publicly-held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. Indicate "NA" or "None" if appropriate.

---------------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                      BOARD MEMBER SINCE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

8.  I certify that the information on this form is accurate and complete.


----------------------------------
Access Person's Name


----------------------------------            -----------------------------
Access Person's Signature                     Date

                                   Appendix 3

                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS

1.  Name of Access Person:
                                              ------------------------------------------------

2.  Account Title:
                                              ------------------------------------------------

3.  Account Number:
                                              ------------------------------------------------

4.  Name of Security:
                                              ------------------------------------------------

5.  Maximum number of shares or units to
    be purchased or sold or amount of bond:
                                              ------------------------------------------------

6.  Name and phone number of broker to
    effect transaction:
                                              ------------------------------------------------

7.  Check applicable boxes:  Purchase [ ]  Sale [ ]   Market Order [ ]  Limit Order [ ]

9. In connection with the foregoing transaction, I hereby make the following representations and warranties:

   (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

   (b) I am not aware that any Legg Mason Fund has an open order to buy or sell the Security or an Equivalent Security.

   (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a Legg Mason Fund to profit by the market effect of such Fund transaction.

   (d) (Investment Personnel Only). The Security is not being acquired in an initial public offering.

   (e) (Investment Personnel Only). The Security is not being acquired in a private placement or, if it is, I have reviewed Section II.C.3. of the Code and have attached hereto a written explanation of such transaction.

   (f) (Investment Personnel Only). If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) sold the Security or an Equivalent Security in the prior 60 days.

   (g) (Investment Personnel Only) If I am selling the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

   (h) I believe that the proposed trade fully complies with the requirements of the Code.


-----------------------------------   -------------------   -------------------
Access Person's Signature             Date                  Time


                              TRADE AUTHORIZATION
                   (to be completed by Preclearance Officer)


-----------------------------------   -------------------   -------------------
Authorized By                         Date                  Time

                                   Appendix 4

                   CERTIFICATION OF ACCESS PERSON'S DESIGNEE

  The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, (b) to the best of my knowledge, was out of the office at the time of such instruction and has not returned, and (c) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                    ________________________________
                                    Access Person's Designee


                                    ________________________________
                                    Print Name


                                    ________________________________
                                    Date

                                   Appendix 5

                  ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS
                          (Independent Fund Directors)

I acknowledge that I have received the Code of Ethics dated April 1, 2000 and represent that:

  1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

  2. I will report all Securities Transactions required to be reported under Section II.E.3 of the Code in which I have or acquire a Beneficial Interest.

  3. I will comply with applicable provisions of the Code of Ethics in all other respects.


                              ------------------------------------------
                              Director's Signature


                              ------------------------------------------
                              Print Name


                              ------------------------------------------
                              Dated

                                   Appendix 6

             FORM OF LETTER TO BROKER, DEALER, BANK, OR MUTUAL FUND

                                     (Date)

(Name
and Address)

     Subject:  Account #
                        ----------------------------

Dear                                 :
     --------------------------------

     My employer, ___________________________________, is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                  (Name and Address of Individual Responsible
            for Reviewing Periodic Holdings and Transaction Reports)

     Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.


                                    Sincerely,


                                    (Name of Access Person)

                                   Appendix 7

                    CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household:

                                                                  Brokerage Firm
                Relationship of Immediate                        (Include Legg Mason
Account Name    Family Member                  Account Number     Accounts)
------------    -------------------------      --------------     ------------------



I certify that with respect to each of the accounts listed above (initial appropriate boxes):



     [ ] I do not own individually or jointly with others any of the securities held in the account.


     [ ] I do not possess or exercise decision making authority over the account.


     [ ] I do not act as a broker or investment adviser representative for the account.


I agree that I will notify the Legal and Compliance Department immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.

                              -----------------------------------------------
                              Access Person's Signature

                              -----------------------------------------------
                              Print Name

                              -----------------------------------------------
                              Date